EXHIBIT 10.4

JOINDER AGREEMENT

This Joinder Agreement (the “Joinder”) is made as of January 26, 2010 (the “Joinder Effective Date”) by WTL Renewable Energies Inc., organized under the laws of Canada (the “Joining Party”), and Novo Energies Corp., an entity organized under the laws of Florida (“Novo” or the “Company”), in favor of Trafalgar Capital Specialized Investment Fund, in its capacity as the Secured Party.  All capitalized terms used but not defined in this Joinder shall have the meanings given to them in that certain Security Agreement dated January 26, 2010, executed by and among Novo and the Secured Party (the “Security Agreement”).

Preliminary Statements

(a)           Novo is a party to the Security Agreement referred to above.

(b)           The Joining Party is a direct or indirect Subsidiary of the Company.

(c)           It is a condition to the obligations of the Secured Party under the Security Agreement and the Securities Purchase Agreement dated January 26, 2010, (“Securities Purchase Agreement”) by and between Novo and the Secured Party, that each Subsidiary of the Company execute a Joinder whereby such Subsidiary becomes a party to the Security Agreement and is bound by the terms and conditions therein, which the Joining Party is willing to do.

 Now therefore, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Joining Party agrees as follows:

1.           Status and Obligations. The Joining Party hereby acknowledges, agrees and confirms that:

(a)           Guarantee.  The Joining Party hereby unconditionally guarantees, as a primary obligor and not merely as a surety, jointly and severally with each other direct or indirecty subsidiary of the Company when and as due, whether at maturity, by acceleration, by notice of prepayment or otherwise, the due and punctual performance of all Obligations.   The guaranty hereunder is one of payment and performance, not collection.

(b)           Security Agreement.  As of the Joinder Effective Date, the Joining Party (i) will be deemed to be a party to the Security Agreement and a “Pledgor” for all purposes of (and as the term is defined in) the Security Agreement as if it had executed the same, (ii) has all of the obligations of a Pledgor under the Security Agreement, (iii) makes each representation and warranty set forth in the Security Agreement applicable to any Pledgor as of the Joinder Effective Date, and (iv) is bound by all of the covenants, waivers, releases, indemnifications and all other terms and provisions of the Security Agreement given by, agreed to, binding on, or otherwise applicable to, any Pledgor.

(c)           Place of Business.  The location of the Joining Party’s chief place of business is Europa Place d’Armes 750 Code de Place d’Armes Suite 64, Montreal, QC H2Y 2X8, Canada.  The Joining Party shall not change the location of its chief place of business, chief executive office or any place of business disclosed to the Secured Party or move any of its Pledged Property from its current location without thirty (30) calendar days’ prior written notice to the Secured Party in each instance.

2.           Representations and Warranties.  The Joining Party hereby represents and warrants that:

(a)           this Joinder has been duly authorized, executed and delivered by the Joining Party and constitutes a legal, valid and binding obligation of the Joining Party, enforceable against the Joining Party in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforceability of creditors’ rights generally and subject to the discretion of the courts in applying equitable remedies; and

(b)           neither the execution or delivery by the Joining Party of, nor the performance by the Joining Party of its obligations under, this Agreement contravenes any contractual or legal restriction binding on the Joining Party, or gives rise to any default under any agreement binding on the Joining Party, or results in any lien or other rights in favor of any person (other than the Company).

3.           Miscellaneous.

(a)           Integration; Confirmation. On and after the date hereof, the Security Agreement shall be supplemented as expressly set forth herein; and all other terms and provisions of the Security Agreement continue in full force and effect and unchanged and are hereby confirmed in all respects.
(b)           Section Captions. Section captions used in this Joinder are for convenience of reference only, and shall not affect the construction of this Joinder.

(c) Counterparts. This Joinder may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Joinder by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Joinder.

(d)           GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO ANY CHOICE OF LAW RULE THEREOF.

[Signature pages follow]

In Witness Whereof, each Joining Party has caused this Joinder to be duly executed by its authorized officer as of the day and year first above written.

NOVO ENERGIES CORP.

By:
Name: Antonio Treminio
Title: CEO

WTL RENEWABLE ENERGIES INC.

By:
Name: Antonio Treminio
Title: CEO
Accepted as of January 26, 2010:

Trafalgar Capital Specialized Investment Fund, FIS

By: Trafalgar Capital Sarl
Its: General Partner

By: __________________
Name:________________
Title:________________